CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K/A

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 17, 2005

(May 16, 2005)

Date of Report

(Date of Earliest Event Reported)

AXM PHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction   (Commission File Number)    (IRS Employer

  of incorporation)                                             Identification No.)

7251 West Lake Mead Blvd., Suite 300,

Las Vegas, NV 89128

(Address of principal executive offices (zip code))

(702) 562-4155

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 2 – Financial Information

Item 2.01: Results of Operations and Financial Condition

On May 16, 2005, AXM Pharma, Inc. held a conference call discussing our fiscal 2005, first quarter results and current events.  AXM attached a transcript of that call to an 8-K it filed on that same day regarding the call.  However, additional questions, not known prior to the conference call, were asked during the call and therefore were not included in the transcript provided as an exhibit to the 8-K.  You can hear a replay of the complete conference call by calling 866-219-1444, with the following access code 707665.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AXM PHARMA, INC.
By: /s/ Chet Howard Chet Howard Chief Executive Officer

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